Exhibit 99.1

Weight Watchers Announces Fourth Quarter and Full Year 2025 Results

2025 Total Revenue and Adjusted EBITDA1,2 above high end of previously provided guidance

Total End of Period Subscribers of 2.8 million; End of Period Clinical Subscribers of 130 thousand, up 42% year-over-year with continued growth in first quarter 2026

Fourth Quarter Total Revenue of $163 million; Clinical Subscription Revenue of $27 million, up 32% year-over-year

Fourth Quarter Net Loss of $6 million; Net Loss Margin of 3.6%; Adjusted EBITDA1 of $18 million and Adjusted EBITDA Margin1 of 11.1%

Provides First Quarter 2026 End of Period Subscriber Estimates and Full Year 2026 Financial Guidance

NEW YORK (March 16, 2026) – WW International, Inc. (Nasdaq: WW) (“Weight Watchers” or the “Company”), the global leader in science-backed weight management, today announced its results for the fourth quarter and full year fiscal 2025 ended December 31, 20252 in this Earnings Press Release and a Shareholder Letter posted on the Company’s Corporate Website.

“Our industry is undergoing a profound transformation driven by GLP-1 medications, and Weight Watchers is evolving alongside it,” said Tara Comonte, CEO of Weight Watchers. “Throughout Q4, we continued expanding our clinical capabilities and building the digital experiences needed to support members in this new era of weight health. Our strategy is rooted in combining access to GLP-1 medications with the behavioral support and community that have defined Weight Watchers for decades. As research continues to highlight the importance of pairing medication with structured support, this comprehensive weight health platform represents our long-term competitive advantage. In fact, members who regularly engage with our GLP-1 Success Program lose 29 percent more body weight, on average, than those who use medication without structured behavioral support.”

Comonte added, “While significant work remains ahead to fully realize this vision, we are encouraged by early signs of progress including strong Clinical growth, improved brand momentum, and early engagement across our evolving product ecosystem. We view 2026 as an important inflection year, unlocking the potential for sustainable future growth. The year ahead will focus on continuing our transformation and positioning Weight Watchers as the premier global destination for weight health in the GLP-1 era.”

“Our fourth quarter results were consistent with our strategic and financial objectives, and we’re pleased that our 2025 Revenue and Adjusted EBITDA1,2 exceeded our previously provided 2025 guidance,” said Felicia DellaFortuna, CFO of Weight Watchers. “As our industry evolves and our business continues to shift toward integrated solutions, our revenue mix and operating profile are evolving alongside it. While our Behavioral business continues to face secular pressures and post financial reorganization headwinds, strong Clinical growth - driven by both new and lapsed member acquisition as well as existing member upgrades from our Behavioral business - reflects the progress we are making in transforming the Company. With a significantly improved financial foundation following our reorganization, we remain focused on disciplined execution, thoughtful investment in growth, and maintaining healthy Adjusted EBITDA margins1 as we navigate this multi-year transition.”

Business Updates

●

Q4 Clinical Subscription Revenue and End of Period Clinical Subscriber growth remained strong at 32% and 42% year-over-year, respectively. Q4 Clinical Subscription Revenue grew to 17% of Total Subscription Revenue, up from 11% in Q4 2024. End of Period Clinical Subscriber momentum accelerated in Q1 2026 despite lapping significant prior year growth in Q1 2025 driven by the Company’s former compounded semaglutide offering.

●

Q4 Total Revenue declined 12% year-over-year, reflecting increasing consumer interest toward GLP-1 medications amid continued multi-year secular headwinds in the Behavioral business, coupled with the commercial impact from the Company’s Chapter 11 financial reorganization.

●

Q4 Net Loss Margin was 3.6%. Q4 Adjusted EBITDA Margin[1] was 11.1%, which declined year-over-year primarily due to $10 million of marketing spend from additional calendar days as a result of the Company’s adoption of a new fiscal calendar, which ends December 31. Strategic brand marketing investments were also made in Q4 ahead of peak season.

●

Cash and Cash Equivalents at December 31, 2025 of $160 million reflecting a portion of marketing spend related to the first quarter 2026, which represents the Company’s highest quarterly marketing spend of the year due to seasonal demand.

●

Following the Company’s successful financial reorganization, 2026 marks the first stage of a multi-year transformation as both the weight health market and the Company undergo significant foundational shifts. The Company is rapidly unifying its clinical capabilities with its behavioral heritage to create a weight health ecosystem, while proactively shifting its offerings toward higher ARPU, integrated care models in service of superior member outcomes.

Fiscal 2026 Guidance

Guidance reflects estimates for First Quarter 2026 Total End of Period Subscribers of approximately 2.65 million, including End of Period Clinical Subscribers of approximately 200 thousand, following a strategic concentration of marketing spend in Q1 to drive brand repositioning and Clinical growth.

The Company’s full year outlook reflects i) an opening subscriber headwind from 2025; ii) an accelerating mix shift between the Behavioral and Clinical lines of business driving ARPU accretion; and iii) reduced marketing spend for the remaining quarters of the year which will be recalibrated across the portfolio in order to manage relative maturity profiles of these business lines.

●	Revenue guidance of $620 million to $635 million.

●	Adjusted EBITDA[1] guidance of $105 million to $115 million.

Fourth Quarter and Full Year 2025 Conference Call and Webcast

The Company has scheduled a conference call today at 8:30 a.m. ET to discuss results. The webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, under Events and Presentations. A replay of the webcast will be available on this site for at least 90 days.

1Statement regarding Non-GAAP Financial Measures

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in this release non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization expenses and share-based compensation expense (“EBITDA”); and for each period presented, EBITDA adjusted, as applicable, for (a) goodwill and other intangible assets impairments, (b) reorganization items, net related to the Company’s emergence from its Chapter 11 financial reorganization, (c) transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization, (d) net restructuring charges associated the 2025 restructuring plan and previously disclosed 2024, 2023, and 2022 restructuring plans, (e) former Chief Executive Officer (“CEO”) separation expenses, and (f) other items such as the impact of foreign exchange gains and losses as indicated in the reconciliations below that management believes are not indicative of ongoing operations (“Adjusted EBITDA”). The Company also presents gross profit, marketing expenses, selling, general and administrative expenses, and product development expenses on a non-GAAP basis that adjusts for similar items, as further indicated in the reconciliations below.

As exchange rates are an important factor in understanding period-to-period comparisons, the Company believes in certain cases the presentation of results on a constant currency basis in addition to reported results helps improve investors’ ability to understand the Company’s operating results and evaluate the Company’s performance in comparison to prior periods. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company uses results on a constant currency basis as one measure to evaluate the Company’s performance. In this press release, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates. The Company generally refers to such amounts calculated on a constant currency basis as excluding or adjusting for the impact of foreign currency or being on a constant currency basis. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP and are not meant to be considered in isolation. Results on a constant currency basis, as the Company presents them, may not be comparable to similarly titled measures used by other companies and are not measures of performance presented in accordance with GAAP.

Management believes these non-GAAP financial measures provide useful supplemental information to investors regarding the performance of the Company’s business and are useful for period-over-period comparisons of the performance of the Company’s business. While the Company believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” in this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

A reconciliation of the forward-looking full year Adjusted EBITDA outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

2Fresh Start Accounting and Predecessor and Successor Periods

In connection with the Company’s emergence from its financial reorganization process on June 24, 2025, the Company applied fresh start accounting which resulted in Successor and Predecessor financial statement presentation. References to “Successor” relate to the Company’s operations for the three months ended December 31, 2025 and the period from June 25, 2025 through December 31, 2025. References to “Predecessor” relate to the Company’s operations for the period from December 29, 2024 through June 24, 2025 and the three months and fiscal year ended December 28, 2024. Accordingly, the consolidated financial statements after June 24, 2025 are not comparable with the consolidated financial statements as of or prior to that date.

For purposes of 2025 Adjusted EBITDA compared to previously provided guidance, 2025 Adjusted EBITDA reflects the Successor period from June 25, 2025 through December 31, 2025 combined with the Predecessor period from December 29, 2024 through June 24, 2025.

Definitions

“Behavioral” business refers to providing subscriptions to the Company’s digital product offerings with the option to add on unlimited access to the Company’s workshops.

“Clinical” business refers to providing subscriptions to the Company’s clinical product offerings provided by Weight Watchers Clinic combined with the Company’s digital subscription product offerings and unlimited access to the Company’s workshops.

“Revenue” - “Subscription Revenue” consists of the aggregate of: (a) “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings. In addition, “Other Revenue” (formerly known as “product sales and other”) consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue. Prior to fiscal 2024, Other Revenue included sales of consumer products.

“Incoming Subscribers” - “Subscribers” refer to Behavioral subscribers and Clinical subscribers who participate in recurring bill programs in Company-owned operations. The “Incoming Subscribers” metric reports Subscribers in Company-owned operations at a given period start. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“End of Period Subscribers” - “End of Period Subscribers” metric reports Subscribers in Company-owned operations at a given period end. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“Monthly Subscription Revenue Per Average Subscriber” (“ARPU”) - The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for both quarterly and year-to-date periods for each respective business are calculated as Subscription Revenue divided by the number of months in the respective quarterly or year-to-date period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period. Management utilizes this metric to consider revenue growth and trends on a per subscriber basis.

About Weight Watchers

Weight Watchers is the global leader in science-backed weight management, offering an integrated support system built for the GLP-1 era that combines scientific expertise, medication, cutting-edge technology, and human connection. With more than 60 years of experience, Weight Watchers is the most studied commercial weight management program in the world, delivered through its No. 1 U.S. doctor-recommended weight-loss program. Its holistic, personalized approach also includes U.S.-based clinical interventions and access to GLP-1 medications when clinically appropriate, and a global network of coaches and community support. Since 1963, the company has led with science to deliver its members the personalized support they need to reach and sustain their goals. Members can access these solutions directly, or through Weight Watchers for Business’ full-spectrum platform for employers, health plans, and payers. In a landscape crowded with contradictory advice, isolating apps, and one-size-fits-all solutions, Weight Watchers offers a proven path forward that is rooted in research, grounded in empathy and designed to help every member feel better in their body and live a longer, healthier life. For more information, visit weightwatchers.com.

This news release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the Company’s recent emergence from bankruptcy, which could adversely affect its business and relationships and subjects us to risks and uncertainties; competition from other weight management and health and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to be a leader in the rapidly evolving and increasingly competitive clinical weight management and weight loss market; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or its ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; the Company’s ability to successfully implement strategic initiatives; the effectiveness and efficiency of its advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers, affiliated provider entities, PCs’ healthcare professionals, and other partners; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s ability to successfully make acquisitions or enter into collaborations or joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, changes in tariffs and escalating trade tensions, rising interest rates, the potential impact of political and social unrest and increased volatility in the credit and capital markets; the seasonal nature of the Company’s business; the Company’s failure to maintain effective internal control over financial reporting; the impact of events that impede accessing resources or discourage or impede people from gathering with others; the early termination by us of leases; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to us; the dependence of the Company’s payments system on third-party service providers; the impact of the Company’s exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to successfully integrate and use artificial intelligence in its business; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of existing and future laws and regulations; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations; the outcomes of litigation or regulatory actions; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of war and terrorism; the Company’s ability to engage in share repurchases and pay cash dividends in the foreseeable future; risks related to the actions of activist shareholders and anti-takeover provisions in the Company’s articles of incorporation and bylaws; risks related to the actions of the Company’s shareholders and the exclusive forum provisions in its articles of incorporation; the possibility that the Company could fail to maintain the listing of the Company’s common stock on Nasdaq; and other risks and uncertainties, including those included in this press release and those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

For investor inquiries, please contact:
John Mills or Anna Kate Heller
WeightWatchers@icrinc.com

For media inquiries, please contact:
Lizzy Levitan
WW@hunt-gather.com

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	Successor	Predecessor
	December 31, 2025	December 28, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$160,279	$53,024
Restricted cash	6,298	3,003
Receivables (net of allowances: December 31, 2025 - $1,651 and December 28, 2024 - $3,166)	16,378	14,428
Prepaid income taxes	8,097	11,676
Prepaid marketing and advertising	9,275	4,969
Prepaid expenses and other current assets	13,277	15,548

TOTAL CURRENT ASSETS	213,604	102,648
Property and equipment, net	8,115	15,798
Operating lease assets	2,933	42,047
Goodwill	200,135	239,583
Other intangible assets, net	490,664	115,762
Deferred income taxes	16,482	16,686
Other noncurrent assets	14,825	17,752

TOTAL ASSETS	$946,758	$550,276

LIABILITIES AND TOTAL EQUITY (DEFICIT)
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$1,260	$8,168
Accounts payable	9,212	17,803
Salaries and wages payable	34,375	53,143
Accrued marketing and advertising	22,985	12,805
Accrued interest	1,084	11,322
Deferred acquisition payable	—	15,503
Other accrued liabilities	23,049	20,593
Income taxes payable	6,006	2,339
Deferred revenue	28,565	31,655

TOTAL CURRENT LIABILITIES	126,536	173,331
Long-term debt, net	465,466	1,430,643
Long-term operating lease liabilities	1,893	44,322
Deferred income taxes	34,021	14,762
Other noncurrent liabilities	771	1,590

TOTAL LIABILITIES	628,687	1,664,648
TOTAL EQUITY (DEFICIT)
Successor common stock, $0 par value; 1,000,000 shares authorized; 9,992 shares issued at December 31, 2025	378,777	—
Predecessor common stock, $0 par value; 1,000,000 shares authorized; 130,048 shares issued at December 28, 2024	—	—
Predecessor treasury stock, at cost, 49,997 shares at December 28, 2024	—	(3,024,710)
(Accumulated deficit) retained earnings	(62,095)	1,936,170
Accumulated other comprehensive income (loss)	1,389	(25,832)

TOTAL EQUITY (DEFICIT)	318,071	(1,114,372)

TOTAL LIABILITIES AND TOTAL EQUITY (DEFICIT)	$946,758	$550,276

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor	Predecessor
	Three Months Ended December 31, 2025	Three Months Ended December 28, 2024
Subscription revenue, net (1)	$161,454	$181,733
Other revenue, net (2)	1,358	2,680

Revenue, net	162,812	184,413

Cost of subscription revenue (3)	48,556	55,786
Cost of other revenue	161	114

Cost of revenue	48,717	55,900

Gross profit	114,095	128,513
Marketing expenses	65,474	48,207
Product development expenses	8,872	8,873
Selling, general and administrative expenses	52,688	35,211

Operating (loss) income	(12,939)	36,222
Interest expense	11,767	27,031
Other income, net	(17)	(4,188)

(Loss) income before income taxes	(24,689)	13,379
Benefit from income taxes	(18,856)	(11,745)

Net (loss) income	$(5,833)	$25,124

(Net loss) earnings per share
Basic	$(0.58)	$0.31

Diluted	$(0.58)	$0.31

Weighted average common shares outstanding
Basic	9,988	79,890

Diluted	9,988	81,005

 Note: Totals may not sum due to rounding.

(1) “Subscription revenue, net” consist of the aggregate of: (a) net “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2) “Other revenue, net” consist of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

(3) “Cost of subscription revenue” consists of cost of revenue and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor	Predecessor
	Period from June 25, 2025 through December 31, 2025	Period from December 29, 2024 through June 24, 2025	Fiscal Year Ended December 28, 2024
Subscription revenue, net (1)	$344,461	$360,953	$776,993
Other revenue, net (2)	2,609	2,615	8,928

Revenue, net	347,070	363,568	785,921

Cost of subscription revenue (3)	99,722	100,026	250,954
Cost of other revenue	233	158	1,864

Cost of revenue	99,955	100,184	252,818

Gross profit	247,115	263,384	533,103
Marketing expenses	116,662	110,871	236,467
Product development expenses	17,108	25,281	42,158
Selling, general and administrative expenses	115,663	78,480	175,667
Franchise rights acquired impairments	—	27,549	315,033

Operating (loss) income	(2,318)	21,203	(236,222)
Reorganization items, net	—	(1,143,918)	—
Interest expense	24,742	38,664	108,954
Other expense (income), net	1,257	6,685	(1)

(Loss) income before income taxes	(28,317)	1,119,772	(345,175)
Provision for income taxes	33,778	1,669	526

Net (loss) income	$(62,095)	$1,118,103	$(345,701)

(Net loss) earnings per share
Basic	$(6.22)	$13.93	$(4.34)

Diluted	$(6.22)	$13.80	$(4.34)

Weighted average common shares outstanding
Basic	9,987	80,271	79,578

Diluted	9,987	80,998	79,578

 Note: Totals may not sum due to rounding.

(1) “Subscription revenue, net” consist of the aggregate of: (a) net “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2) “Other revenue, net” consist of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

(3) “Cost of subscription revenue” consists of cost of revenue and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Successor	Predecessor
	Period from June 25, 2025 through December 31, 2025	Period from December 29, 2024 through June 24, 2025	Fiscal Year Ended December 28, 2024
Operating activities:
Net (loss) income	$(62,095)	$1,118,103	$(345,701)
Adjustments to reconcile net (loss) income to cash provided by (used for) operating activities:
Depreciation and amortization	53,482	14,201	37,784
Amortization of deferred financing costs and debt (premium) discount, net	(52)	1,766	5,018
Impairment of franchise rights acquired	—	27,549	315,033
Impairment of intangible and long-lived assets	37	97	481
Share-based compensation expense	604	4,032	7,764
Deferred tax (benefit) provision	(9,281)	26,232	(26,578)
Allowance for doubtful accounts	(599)	(1,131)	2,062
Reserve for inventory obsolescence	(2)	(1)	72
Foreign currency exchange rate loss (gain)	1,285	6,717	(2,276)
Non-cash reorganization items, net	—	(1,176,532)	—
Changes in cash due to:
Receivables	(3,600)	4,280	1,599
Inventories	2	3	91
Prepaid expenses	36,167	(31,281)	18,703
Accounts payable	(1,929)	(8,237)	(508)
Accrued liabilities	(8,851)	15,084	(14,998)
Deferred revenue	(1,339)	(2,914)	(1,780)
Other long term assets and liabilities, net	(1,386)	(2,236)	(14,624)
Income taxes	3,083	(30,155)	1,018

Cash provided by (used for) operating activities	5,526	(34,423)	(16,840)

Investing activities:
Capital expenditures	—	(87)	(718)
Capitalized software and website development expenditures	(11,141)	(6,253)	(15,692)
Cash paid for acquisitions, net of cash acquired	(2,020)	—	—
Other items, net	—	(1)	(5)

Cash used for investing activities	(13,161)	(6,341)	(16,415)

Financing activities:
Borrowings on revolving credit facility	—	171,341	—
Financing costs	—	(1,298)	—
Taxes paid related to net share settlement of equity awards	—	(145)	(839)
Cash paid for acquisitions	—	(16,000)	(16,500)
Other items, net	—	—	(4)

Cash provided by (used for) financing activities	—	153,898	(17,343)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	592	3,966	(2,248)

Net (decrease) increase in cash and cash equivalents and restricted cash	(7,043)	117,100	(52,846)
Cash and cash equivalents and restricted cash, beginning of period	173,620	56,520	109,366

Cash and cash equivalents and restricted cash, end of period	$166,577	$173,620	$56,520

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
	Successor		Predecessor		2025
	Three Months Ended		Three Months Ended	2025	Constant Currency
	December 31, 2025		December 28, 2024	vs	vs
	GAAP	Constant Currency	GAAP	2024	2024
Selected Financial Data
Total Revenue	$162,812	$159,508	$184,413	(11.7%)	(13.5%)
Behavioral Subscription Revenue (1)	$134,441	$131,202	$161,261	(16.6%)	(18.6%)
Clinical Subscription Revenue (2)	$27,013	$27,013	$20,472	32.0%	32.0%
Subscription Revenue (3)	$161,454	$158,215	$181,733	(11.2%)	(12.9%)
Other Revenue (4)	$1,358	$1,293	$2,680	(49.3%)	(51.8%)

 Note: Totals may not sum due to rounding.

(1) “Behavioral Subscription Revenue” consist of the fees associated with subscriptions for the Company’s Behavioral offerings.

(2) “Clinical Subscription Revenue” consist of the fees associated with subscriptions for the Company’s Clinical offerings.

(3) “Subscription Revenue” is the sum of Behavioral Subscription Revenue and Clinical Subscription Revenue.

(4) “Other Revenue” consist of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
			Predecessor	2025 Combined vs 2024	2025 Combined Constant Currency vs 2024
	Fiscal Year Ended		Fiscal Year Ended
	December 31, 2025		December 28, 2024
	Combined (1)	Combined (1) Constant Currency	GAAP
Selected Financial Data
Total Revenue	$710,638	$704,155	$785,921	(9.6%)	(10.4%)
Behavioral Subscription Revenue (2)	$592,574	$586,185	$698,992	(15.2%)	(16.1%)
Clinical Subscription Revenue (3)	$112,840	$112,840	$78,001	44.7%	44.7%
Subscription Revenue (4)	$705,414	$699,025	$776,993	(9.2%)	(10.0%)
Other Revenue (5)	$5,224	$5,130	$8,928	(41.5%)	(42.5%)

 Note: Totals may not sum due to rounding.

(1) These amounts combine the revenue of the Successor and Predecessor periods for comparability purposes. Although the Successor and Predecessor have a different accounting basis due to the application of fresh start accounting, none of the fresh start accounting adjustments impact revenue. Therefore, the combined revenue amounts presented are consistent with a pro forma presentation under Article 11 of Regulation S-X as if fresh start accounting was applied at the beginning of the first period presented.

(2) “Behavioral Subscription Revenue” consist of the fees associated with subscriptions for the Company’s Behavioral offerings.

(3) “Clinical Subscription Revenue” consist of the fees associated with subscriptions for the Company’s Clinical offerings.

(4) “Subscription Revenue” is the sum of Behavioral Subscription Revenue and Clinical Subscription Revenue.

(5) “Other Revenue” consist of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUE PER AVERAGE SUBSCRIBER)

UNAUDITED

	Successor		Predecessor
	Three Months Ended		Three Months Ended
	December 31, 2025		December 28, 2024	Variance	Variance
		(Constant Currency)			(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	2,862	N/A	3,589	(20.2%)	N/A
Incoming Clinical Subscribers	124	N/A	78	59.6%	N/A

Incoming Subscribers	2,986	N/A	3,667	(18.6%)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers	2,631	N/A	3,244	(18.9%)	N/A
End of Period Clinical Subscribers	130	N/A	92	41.9%	N/A

End of Period Subscribers	2,761	N/A	3,336	(17.2%)	N/A

Monthly Subscription Revenue Per Average Subscriber (3)
Monthly Behavioral Subscription Revenue Per Average Subscriber	$16.32	$15.92	$15.73	3.7%	1.2%
Monthly Clinical Subscription Revenue Per Average Subscriber	$70.82	$70.82	$80.52	(12.0%)	(12.0%)
Monthly Subscription Revenue Per Average Subscriber	$18.73	$18.35	$17.30	8.2%	6.1%

 Note: Totals may not sum due to rounding.

(1) The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.

(2) The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.

(3) The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for quarterly periods for each respective business is calculated as Subscription Revenue divided by the number of months in the respective quarterly period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUE PER AVERAGE SUBSCRIBER)

UNAUDITED

	Combined		Predecessor
	Fiscal Year Ended		Fiscal Year Ended
	December 31, 2025		December 28, 2024	Variance	Variance
		(Constant Currency)			(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	3,244	N/A	3,731	(13.1%)	N/A
Incoming Clinical Subscribers	92	N/A	67	37.8%	N/A

Incoming Subscribers	3,336	N/A	3,798	(12.2%)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers	2,631	N/A	3,244	(18.9%)	N/A
End of Period Clinical Subscribers	130	N/A	92	41.9%	N/A

End of Period Subscribers	2,761	N/A	3,336	(17.2%)	N/A

Monthly Subscription Revenue Per Average Subscriber (3)
Monthly Behavioral Subscription Revenue Per Average Subscriber	$16.38	$16.20	$15.97	2.5%	1.4%
Monthly Clinical Subscription Revenue Per Average Subscriber	$77.40	$77.40	$80.47	(3.8%)	(3.8%)
Monthly Subscription Revenue Per Average Subscriber	$18.74	$18.57	$17.37	7.9%	6.9%

 Note: Totals may not sum due to rounding.

(1) The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.

(2) The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.

(3) The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for year-to-date periods for each respective business is calculated as Subscription Revenue divided by the number of months in the respective year-to-date period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor				Predecessor
	Three Months Ended				Three Months Ended
	December 31, 2025				December 28, 2024
				Selling,				Selling,
			Product	General, and			Product	General, and
	Gross	Marketing	Development	Administrative	Gross	Marketing	Development	Administrative
	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses
GAAP	$114,095	$65,474	$8,872	$52,688	$128,513	$48,207	$8,873	$35,211
% of Revenue	70.1%	40.2%	5.4%	32.4%	69.7%	26.1%	4.8%	19.1%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$514	$—	$—	$—	$—
Depreciation and Amortization Expenses	5,350	—	(59)	(20,899)	5,934	—	(77)	(2,670)
Restructuring Charges (2)	1,618	—	—	(2,966)	(1,140)	—	—	(1,791)
Share-based Compensation Expense	—	—	—	(604)	—	—	—	(705)

Total Adjustments	$6,968	$—	$(59)	$(23,955)	$4,794	$—	$(77)	$(5,166)

Adjusted	$121,063	$65,474	$8,813	$28,733	$133,307	$48,207	$8,796	$30,045
% of Revenue	74.4%	40.2%	5.4%	17.6%	72.3%	26.1%	4.8%	16.3%

Currency Adjustment	(2,930)	(319)	—	(149)	N/A	N/A	N/A	N/A

Constant Currency	$111,165	$65,155	$8,872	$52,539	N/A	N/A	N/A	N/A
% of Revenue	69.7%	40.8%	5.6%	32.9%	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$118,132	$65,155	$8,813	$28,584	N/A	N/A	N/A	N/A
% of Revenue	74.1%	40.8%	5.5%	17.9%	N/A	N/A	N/A	N/A

 Note: Totals may not sum due to rounding.

(1) Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.

(2) Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the 2025 restructuring plan, the previously disclosed 2024 restructuring plan, the previously disclosed 2023 restructuring plan and the previously disclosed 2022 restructuring plan.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor				Predecessor
	Period from				Period from
	June 25, 2025				December 29, 2024				Fiscal Year Ended
	through December 31, 2025				through June 24, 2025				December 28, 2024
				Selling,				Selling,				Selling,
			Product	General, and			Product	General, and			Product	General, and
	Gross	Marketing	Development	Administrative	Gross	Marketing	Development	Administrative	Gross	Marketing	Development	Administrative
	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses
GAAP	$247,115	$116,662	$17,108	$115,663	$263,384	$110,871	$25,281	$78,480	$533,103	$236,467	$42,158	$175,667
% of Revenue	71.2%	33.6%	4.9%	33.3%	72.4%	30.5%	7.0%	21.6%	67.8%	30.1%	5.4%	22.4%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$(8,787)	$—	$—	$—	$(20,873)	$—	$—	$—	$—
Depreciation and Amortization Expenses	10,815	—	(121)	(42,546)	8,650	—	(115)	(5,440)	24,912	—	(590)	(12,282)
Restructuring Charges (2)	1,641	—	—	(3,065)	(2,455)	—	—	(2,333)	5,033	—	—	(17,140)
Share-based Compensation Expense	—	—	—	(604)	—	—	—	(4,032)	—	—	—	(6,671)
Former CEO Separation Expenses (3)	—	—	—	—	—	—	—	—	—	—	—	(3,858)

Total Adjustments	$12,456	$—	$(121)	$(55,002)	$6,195	$—	$(115)	$(32,677)	$29,945	$—	$(590)	$(39,951)

Adjusted	$259,571	$116,662	$16,987	$60,661	$269,579	$110,871	$25,166	$45,803	$563,048	$236,467	$41,568	$135,716
% of Revenue	74.8%	33.6%	4.9%	17.5%	74.1%	30.5%	6.9%	12.6%	71.6%	30.1%	5.3%	17.3%

Currency Adjustment	(5,322)	(508)	—	(282)	(458)	103	—	(21)	N/A	N/A	N/A	N/A

Constant Currency	$241,793	$116,154	$17,108	$115,381	$262,926	$110,974	$25,281	$78,459	N/A	N/A	N/A	N/A
% of Revenue	70.9%	34.1%	5.0%	33.8%	72.4%	30.6%	7.0%	21.6%	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$254,249	$116,154	$16,987	$60,380	$269,122	$110,974	$25,166	$45,781	N/A	N/A	N/A	N/A
% of Revenue	74.5%	34.1%	5.0%	17.7%	74.1%	30.6%	6.9%	13.7%	N/A	N/A	N/A	N/A

 Note: Totals may not sum due to rounding.

(1) Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.

(2) Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the 2025 restructuring plan, the previously disclosed 2024 restructuring plan, the previously disclosed 2023 restructuring plan and the previously disclosed 2022 restructuring plan.

(3) Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor		Predecessor
		Period from	Period from
	Three Months Ended	June 25, 2025	December 29, 2024		Three Months Ended	Fiscal Year Ended
	December 31, 2025	through December 31, 2025	through June 24, 2025		December 28, 2024	December 28, 2024
Net (Loss) Income	$(5,833)	$(62,095)	$1,118,103		$25,124	$(345,701)
Net (Loss) Income Margin	(3.6% )	(17.9% )	307.5%		13.6%	(44.0% )

Interest	11,767	24,742	38,664		27,031	108,954
Taxes	(18,856)	33,778	1,669		(11,745)	526
Depreciation and Amortization Expenses	26,308	53,482	14,201		8,681	37,784
Share-based Compensation Expense	604	604	4,032		705	6,671

EBITDA	$13,990	$50,511	$1,176,669		$49,796	$(191,766)
EBITDA Margin	8.6%	14.6%	323.6%		27.0%	(24.4% )

Franchise Rights Acquired Impairments	—	—	27,549	(1)	—	315,033	(2)
Reorganization Items, net (3)	—	—	(1,143,918)		—	—
Transaction Costs (4)	(514)	8,787	20,873		—	—
Restructuring Charges (5)	4,584	4,706	(122)		651	22,173
Former CEO Separation Expenses (6)	—	—	—		—	3,858
Other (7)	(17)	1,257	6,685		(4,188)	(2,759)

Adjusted EBITDA	$18,043	$65,261	$87,736		$46,259	$146,539

Adjusted EBITDA Margin	11.1%	18.8%	24.1%		25.1%	18.6%

 Note: Totals may not sum due to rounding.

(1) The Company’s franchise rights acquired impairment charge related to its United States unit of account.

(2) The Company’s franchise rights acquired impairment charges of $305,726, $4,074, $2,905 and $2,328 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively.

(3) The net reorganization gain related to the Company’s emergence from its Chapter 11 financial reorganization and primarily consisted of the gain on settlement of liabilities subject to compromise and the impacts of fresh start valuation adjustments.

(4) Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.

(5) Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

(6) Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.

(7) Primarily consists of the impact of foreign exchange gains and losses.